SUMMARY PROSPECTUS
September 1, 2023

Bushido Capital US Equity ETF
Ticker Symbol: SMRI
Listed on The Nasdaq Stock Market LLC®

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the Bushido Capital US Equity ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.bushidoetf.com. You can also get this information at no cost by calling 215-882-9983. The current Prospectus and Statement of Additional Information dated August 3, 2023 are incorporated by reference into this Summary Prospectus.

Fund Summary

Investment Objective

Bushido Capital US Equity ETF (the “Fund”) seeks to provide long-term capital appreciation.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.71%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.71%

[1]	The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee payment under the Fund’s Investment Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expense and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses, fees and expenses associated with the Fund’s securities lending program, if applicable.

[2]	Other Expenses are estimated for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$73	$227

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. At the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) in U.S. listed common stock.

The Fund is expected to generally hold 30 to 50 stocks that are equal weighted within the portfolio. The Fund utilizes a fundamental value approach to individual stock selection that incorporates both quantitative and qualitative analysis. In selecting securities for the Fund, the sub-adviser, Sepio Capital L.P. (the “Sub-Adviser”), primarily focuses on the amount, over a full economic cycle (typically a 3-5 year time period), of free cash flow generated by a business relative to the company’s enterprise value, the return on invested capital the business generates, and the capital allocation track record of a company’s executive management team to determine the attractiveness of a potential Fund holding. The Sub-Adviser measures these attributes over a full economic cycle rather than at various points in time to incorporate longer time frames and therefore different economic environments into its analysis.

The Sub-Adviser screens companies in the Russell 1000 Index and the S&P 500 Index to exclude financial companies and unprofitable firms to identify the starting investment universe. The Russell 1000 Index tracks the largest 1,000 publicly traded U.S companies by market capitalization and, as of June 6, 2023, its components ranged in capitalization from $360 million to $2.8 trillion. The S&P 500 Index tracks 500 of the largest publicly traded U.S. companies by market capitalization and, as of June 6, 2023, its components ranged in capitalization from $3.4 billion to $2.8 trillion. The investment universe is further screened based on the profitability, valuation, and capital allocation metrics discussed above to winnow the number of potential holdings down to approximately 100. The Sub-Adviser analyzes the remaining approximately 100 companies further by evaluating their financial statements, event transcripts, and investor presentations. In addition, a discounted cash flow valuation is performed to quantify the Sub-Adviser’s estimate of each company’s intrinsic value. The current market price is analyzed against the Sub-Adviser’s estimate of intrinsic value to partly determine the attractiveness of a potential holding’s valuation.

A small portion of the portfolio, not to exceed 10% at the time of purchase, may be invested in what the Sub-Adviser deems “special situations.” While not common, during sector or market wide volatility, specific stocks in the financials and, at times, possibly other sectors, may trade for valuations representing compelling risk/reward profiles in the Sub-Adviser’s opinion. The Sub-Adviser may opportunistically invest in financial companies or other businesses that are trading for less than book value with underlying company fundamentals that suggest the business is not in distress. In such instances, the Fund may add 1–5 individual names after performing in depth analysis of the potential holding’s financial statements, the competitive landscape in which the company in question operates, and risk contribution to the overall Fund portfolio. The Sub-Adviser will focus analysis on a potential holding’s balance sheet, profitability, liquidity profile and cost of and availability of capital.

The Sub-Adviser expects that the Fund’s portfolio will be primarily composed of the common stock of U.S. mid- and large-capitalization companies, although the Fund may invest up to 20% of its net assets in other ETFs. The Sub-Adviser may elect to use other ETFs to invest in certain broad markets, sectors or industries where the Sub-Adviser believes the ETF’s inherent diversification and liquidity may be superior from a risk management standpoint to assuming single name equity risk. The Fund will generally be fully invested.

Although the Fund will not concentrate its investments in a particular industry, the Sub-Adviser anticipates that the Fund’s investment process for individual stock selection may often lead to the portfolio being focused on a small number of sectors. These sectors will likely be different over time, as the economic and market environment change. The specific sectors overweighted by the Fund will likely differ over time.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Value-Style Investing Risk. The Sub-Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Sub-Adviser believes are their true values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer. Value stocks can perform differently from the market as a whole and from other types of stocks. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that their valuations may fall or never rise.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

ETF Risks

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Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market® (the “Exchange”) or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Fund Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Fund Shares when their market price is at a premium or sell the Fund Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.

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Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors incur the cost of the “spread” also known as the “bid-ask spread”, which is the difference between what investors are willing to pay for Fund Shares (the “bid” price) and the price at which they are willing to sell Fund Shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.

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Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure in implementing investment strategies for the Fund and making purchase or sale decisions that effectively achieve the Fund’s investment objective. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Sub-Adviser and the skill of the Sub-Adviser in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the Sub-Adviser’s judgment about markets or sectors, or the attractiveness, intrinsic value, or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.

Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

New Sub-Adviser Risk. Although one of the Fund’s portfolio managers and a principal of the Sub-Adviser, John Beatson, has had experience managing open-end funds in the past, the Sub-Adviser has no experience managing investments for an ETF or other open-end fund, which may limit the Sub-Adviser’s effectiveness and could contribute to lower share value.

New Fund Risk. The Fund is new with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Risk of Investing in Other ETFs. Because the Fund may invest in other ETFs, the Fund’s investment performance may be impacted by the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees).

Sector Risk. If the Fund’s portfolio is overweighted in a certain sector, any negative economic, financial, market, business or other developments affecting that sector will have a greater impact on the Fund than on a fund that is not overweighted in that sector. A certain sector may underperform other sectors or the market as a whole. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share.

PERFORMANCE

Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Performance information is available on the Fund’s website at www.bushidoetf.com or by calling the Fund at (215) 882-9983.

Investment Adviser & Investment Sub-Adviser

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Sepio Capital L.P. (“Sub-Adviser”)

Portfolio Managers

John Beatson is a Partner and Co-Chief Investment Officer of the Sub-Adviser and has been primarily responsible for the day-to-day management of the Fund as Lead Portfolio Manager since its inception in September 2023.

Josh Carter is a Partner and Co-Chief Investment Officer of the Sub-Adviser and has been primarily responsible for the day-to-day management of the Fund since its inception in September 2023.

Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation

Purchase And Sale Of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Purchases Through Broker-Dealers And Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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